Supplement dated May 15, 2019
to the Prospectus, Summary Prospectuses and Statement of Additional Information (the SAI), each as supplemented, if applicable, of the following funds:
Fund	Prospectus and Summary Prospectuses Dated	SAI Dated
Columbia ETF Trust II
Columbia Beyond BRICs ETF (BBRC)	8/1/2018	3/1/2019
Columbia EM Quality Dividend ETF (HILO)	8/1/2018	3/1/2019
Columbia India Infrastructure ETF (INXX)	8/1/2018	3/1/2019
Columbia India Small Cap ETF (SCIN)	8/1/2018	3/1/2019
The Board of Trustees of the Columbia ETF Trust II, based upon the recommendation of Columbia Management Investment Advisers, LLC (the Investment Manager), determined to close and liquidate Columbia Beyond BRICs ETF, Columbia EM Quality Dividend ETF, Columbia India Infrastructure ETF and Columbia India Small Cap ETF (the Liquidating Funds). The last day of trading for the Liquidating Funds on the NYSE Arca Exchange is expected to be June 14, 2019 (Cessation Date). The Cessation Date will be the last date for authorized participants to transact in creation units of the Liquidating Funds.
Shareholders may sell their shares in the Liquidating Funds prior to the close of regular trading on the Cessation Date (customary brokerage charges may apply to these transactions). After the Cessation Date, shareholders will not be able to purchase or sell shares in the secondary market. Prior to the Cessation Date, the Liquidating Funds will begin the process of winding down their operations and liquidating their respective portfolios. This winding down process will result in the Liquidating Funds not tracking their respective underlying index and in each Liquidating Fund increasing its cash holdings, which may not be consistent with the Liquidating Fund’s investment objective and principal investment strategies.
On or about June 21, 2019, the Liquidating Funds will make a liquidating distribution to remaining shareholders equal to the shareholder’s proportionate interest in the net assets of the particular Liquidating Fund. These distributions are taxable events. These distributions will include accrued capital gains and dividends, if any. Shareholders should contact their tax adviser to discuss the tax consequences of the liquidation. Once the distributions are complete, the Liquidating Funds will terminate. The Investment Manager will bear all out-of-pocket expenses that the Liquidating Funds may incur in connection with the liquidation of the Liquidating Funds and the distribution of cash proceeds to investors in the Liquidating Funds.
Shareholders should retain this Supplement for future reference.
SUP000_00_086_(05/19)